Supplement dated September 14, 2006

supplementing the Prospectus and Statement of Additional Information

dated May 1, 2006 and supplemented June 5, 2006

of

Hansberger Institutional Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with such Prospectus and SAI.

Temporary Change in Redemption Fee Policy

Effective September 11, 2006, the Board of Trustees (the “Board”) of the Hansberger Institutional Series (the “Trust”) determined to temporarily suspend the 2.0% redemption fee that is applied to redemptions or exchanges of the Institutional and Advisor Class shares of each series of the Trust that are held for 60 days or less. The temporary suspension of the redemption fee will be in effect until April 16, 2007. Prior to this date, the Board will determine whether to reinstate, modify or permanently eliminate the redemption fee. Shareholders will be notified prior to the implementation of any future determinations by the Board.

Although the Board temporarily suspended the imposition of the redemption fee, the Trust’s other policies and procedures to identify and prevent market timing will continue to apply as described in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE